     As filed with the Securities and Exchange Commission on April 5, 2000
                                                      Registration No. 333-33230
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ________________________

                         PRE-EFFECTIVE AMENDMENT NO. 1

                                       TO

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933
                            _______________________

                             LOWE'S COMPANIES, INC.
             (Exact name of registrant as specified in its charter)

                        NORTH CAROLINA                                                                       56-0578072
(State or other jurisdiction of incorporation or organization)                                  (I.R.S. Employer Identification No.)

                                                      1605 Curtis Bridge Road
                                                 Wilkesboro, North Carolina  28697
                                                          (336) 658-5445
                                        (Address, including zip code, and telephone number,
                                 including area code, of registrant's principal executive offices)

                                                        Stephen A. Hellrung
                                       Senior Vice President, General Counsel and Secretary
                                                      Lowe's Companies, Inc.
                                                      1605 Curtis Bridge Road
                                                 Wilkesboro, North Carolina  28697
                                                          (336) 658-5445
                                         (Name, address, including zip code, and telephone
                                        number, including area code, of agent for service)

                                                             Copy to:

                                                       Lathan M. Ewers, Jr.
                                                         Hunton & Williams
                                                   Riverfront Plaza, East Tower
                                                       951 East Byrd Street
                                                   Richmond, Virginia 23219-4074
                                                          (804) 788-8269

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement in light of market conditions and other factors.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: [_]

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: [X]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [_]

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [_]

If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act, please check the following box: [_]

______________________________________________________________________________

                             EXPLANATORY STATEMENT

     This Pre-Effective Amendment No. 1 to a Registration Statement on Form S-3 filed by Lowe's Companies, Inc. on March 24, 2000 (File No. 333-33230) is being filed solely to file a revised legal opinion regarding the validity of the securities to be issued hereunder, and includes the Registration Statement facing page, this page, the Part II information, the signature page, an exhibit index, and the legal opinion.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.  Exhibits.

Exhibit Number
--------------

   5.1 Opinion of Hunton & Williams regarding the validity of the securities being registered (filed herewith)

   23.1 Consent of Hunton & Williams (included in the opinion filed as Exhibit 5.1)

                                   SIGNATURE

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Wilkes, State of North Carolina, on April 5, 2000.


                                          LOWE'S COMPANIES, INC.
                                          (Registrant)


                                          By: /s/ Stephen A. Hellrung
                                              -----------------------
                                              Stephen A. Hellrung, Senior Vice
                                              President, General Counsel and
                                              Secretary

                               POWER OF ATTORNEY

     Pursuant to the requirements of the Securities Act of 1933, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities indicated on April 5, 2000.

         Signature                         Title
         ---------                         -----



/s/ Robert L. Tillman*           Chairman of the Board of Directors, President,
----------------------
     Robert L. Tillman           Chief Executive Officer and Director
                                 (Principal Executive Officer)


/s/ Thomas E. Whiddon*           Executive Vice President and Chief Financial
----------------------
     Thomas E. Whiddon           Officer (Principal Financial Officer)


/s/ Kenneth W. Black, Jr.*       Senior Vice President and Chief Accounting
--------------------------
     Kenneth W. Black, Jr.       Officer (Principal Accounting Officer)


/s/ Leonard L. Berry, Ph.D.*     Director
----------------------------
     Leonard L. Berry, Ph.D.


/s/ Peter C. Browning*           Director
----------------------
     Peter C. Browning


/s/ Carol A. Farmer*             Director
--------------------

     Carol A. Farmer


/s/ Paul Fulton*                 Director
----------------
     Paul Fulton


/s/ James F. Halpin*             Director
--------------------
     James F. Halpin


/s/ Richard K. Lochridge*        Director
-------------------------
     Richard K. Lochridge


/s/ Claudine B. Malone*          Director
-----------------------
     Claudine B. Malone


/s/ Robert G. Schwartz*          Director
-----------------------
     Robert G. Schwartz


/s/ Robert L. Strickland*        Director
-------------------------
     Robert L. Strickland

                                 Director
_________________________
     Kenneth D. Lewis


     * By: /s/ Stephen A. Hellrung
           --------------------------
           Stephen A. Hellrung
           Attorney-in-Fact

                                 EXHIBIT INDEX


Exhibit Number
--------------

   5.1 Opinion of Hunton & Williams regarding the validity of the securities being registered (filed herewith)

   23.1 Consent of Hunton & Williams (included in the opinion filed as Exhibit 5.1)